Exhibit 99.2

Third-Quarter 2024 Detailed Supplemental Information

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,811	12,351	14,250	14,729	56,141	13,848	13,620	13,041		40,509
Equity in earnings of affiliates	499	412	388	421	1,720	421	403	441		1,265
Gain (loss) on dispositions	93	(1)	108	28	228	93	(5)	(2)		86
Other income (loss)	114	122	120	129	485	114	118	124		356
Total Revenues and Other Income	15,517	12,884	14,866	15,307	58,574	14,476	14,136	13,604		42,216

Costs and Expenses
Purchased commodities	6,138	4,616	5,543	5,678	21,975	5,334	4,858	4,747		14,939
Production and operating expenses	1,779	1,886	1,995	2,033	7,693	2,015	2,164	2,261		6,440
Selling, general and administrative expenses	159	205	169	172	705	178	164	186		528
Exploration expenses	138	83	92	85	398	112	102	70		284
Depreciation, depletion and amortization	1,942	2,010	2,095	2,223	8,270	2,211	2,334	2,390		6,935
Impairments	1	—	11	2	14	—	34	—		34
Taxes other than income taxes	576	512	536	450	2,074	555	536	476		1,567
Accretion on discounted liabilities	68	68	68	79	283	80	80	80		240
Interest and debt expense	188	179	194	219	780	205	198	189		592
Foreign currency transactions (gain) loss	(44)	(14)	55	95	92	(18)	9	(28)		(37)
Other expenses	10	(23)	8	7	2	(4)	(2)	(2)		(8)
Total Costs and Expenses	10,955	9,522	10,766	11,043	42,286	10,668	10,477	10,369		31,514
Income (loss) before income taxes	4,562	3,362	4,100	4,264	16,288	3,808	3,659	3,235		10,702
Income tax provision (benefit)	1,642	1,130	1,302	1,257	5,331	1,257	1,330	1,176		3,763
Net Income (loss)	2,920	2,232	2,798	3,007	10,957	2,551	2,329	2,059		6,939

Net Income Per Share of Common Stock (dollars)
Basic	2.38	1.84	2.33	2.53	9.08	2.16	1.99	1.77		5.92
Diluted	2.38	1.84	2.32	2.52	9.06	2.15	1.98	1.76		5.91

Weighted-Average Common Shares Outstanding (in thousands)*
Basic	1,220,228	1,207,443	1,196,641	1,187,144	1,202,757	1,177,921	1,168,198	1,161,318		1,169,350
Diluted	1,223,355	1,210,342	1,199,746	1,189,903	1,205,675	1,180,320	1,170,299	1,163,227		1,171,424
*Ending Common Shares Outstanding is 1,150,912 as of September 30, 2024, compared with 1,161,250 as of June 30, 2024.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	567	510	606	737	2,420	468	495	370		1,333

Lower 48	2,378	1,581	2,257	2,008	8,224	1,766	1,626	1,588		4,980

Canada	8	43	125	252	428	236	347	35		618

Europe, Middle East and North Africa	1,244	982	893	1,135	4,254	1,081	917	976		2,974

Asia Pacific	582	451	509	462	2,004	517	539	528		1,584

Other International	1	(5)	1	(10)	(13)	(1)	3	1		3

Corporate and Other	(218)	(200)	(291)	(320)	(1,029)	(259)	(268)	(263)		(790)

Consolidated	4,562	3,362	4,100	4,264	16,288	3,808	3,659	3,235		10,702

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
EFFECTIVE INCOME TAX RATES

Alaska*	26.7%	27.0%	26.1%	26.4%	26.5%	26.1%	27.4%	27.6%		27.0%

Lower 48	22.1%	22.2%	21.1%	20.4%	21.4%	21.8%	22.6%	21.9%		22.1%

Canada	21.9%	26.6%	(48.6)%	29.5%	6.1%	23.6%	24.6%	30.9%		24.6%

Europe, Middle East and North Africa	70.6%	73.1%	71.7%	73.0%	72.1%	71.9%	72.5%	69.5%		71.3%

Asia Pacific	10.3%	14.1%	8.9%	(27.3)%	2.1%	0.9%	17.8%	13.7%		10.9%

Other International	—	—	756.2%	18.8%	(0.2)%	7.7%	—	3.4%		(2.7)%

Corporate and Other	(11.3)%	75.9%	(14.3)%	38.3%	20.2%	33.8%	7.2%	13.4%		18.0%

Consolidated	36.0%	33.6%	31.8%	29.5%	32.7%	33.0%	36.3%	36.4%		35.2%
*Alaska including taxes other than income taxes.	42.3%	41.1%	40.8%	32.9%	39.0%	42.5%	42.5%	42.8%		42.6%

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	416	372	448	542	1,778	346	360	267		973

Lower 48	1,852	1,230	1,781	1,598	6,461	1,381	1,259	1,241		3,881

Canada	6	32	186	178	402	180	261	25		466

Europe, Middle East and North Africa	365	264	253	307	1,189	304	251	298		853

Asia Pacific	522	387	465	587	1,961	512	444	455		1,411

Other International	1	(4)	(2)	(8)	(13)	(1)	3	1		3

Corporate and Other	(242)	(49)	(333)	(197)	(821)	(171)	(249)	(228)		(648)

Consolidated	2,920	2,232	2,798	3,007	10,957	2,551	2,329	2,059		6,939

SPECIAL ITEMS

Alaska	—	—	—	—	—	—	—	—		—

Lower 48	—	—	100	—	100	66	—	—		66

Canada	—	—	92	—	92	—	—	—		—

Europe, Middle East and North Africa	—	—	—	—	—	—	—	—		—

Asia Pacific	—	—	52	203	255	76	—	—		76

Other International	—	—	—	—	—	—	—	—		—

Corporate and Other	—	—	(47)	(58)	(105)	—	—	(22)		(22)

Consolidated	—	—	197	145	342	142	—	(22)		120
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	416	372	448	542	1,778	346	360	267		973

Lower 48	1,852	1,230	1,681	1,598	6,361	1,315	1,259	1,241		3,815

Canada	6	32	94	178	310	180	261	25		466

Europe, Middle East and North Africa	365	264	253	307	1,189	304	251	298		853

Asia Pacific	522	387	413	384	1,706	436	444	455		1,335

Other International	1	(4)	(2)	(8)	(13)	(1)	3	1		3

Corporate and Other	(242)	(49)	(286)	(139)	(716)	(171)	(249)	(206)		(626)

Consolidated	2,920	2,232	2,601	2,862	10,615	2,409	2,329	2,081		6,819

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	26.7%	27.0%	26.1%	26.4%	26.5%	26.1%	27.4%	27.6%		27.0%

Lower 48	22.1%	22.2%	22.3%	20.4%	21.8%	21.7%	22.6%	21.9%		22.1%

Canada	21.9%	26.6%	24.5%	29.5%	27.6%	23.6%	24.6%	30.9%		24.6%

Europe, Middle East and North Africa	70.6%	73.1%	71.7%	73.0%	72.1%	71.9%	72.5%	69.5%		71.3%

Asia Pacific	10.3%	14.1%	19.1%	16.7%	14.8%	15.6%	17.8%	13.7%		15.7%

Other International	—	—	756.2%	18.8%	(0.2)%	7.7%	—	3.4%		(2.7)%

Corporate and Other	(11.3)%	75.9%	(23.1)%	43.5%	20.2%	33.8%	7.2%	12.3%		17.8%

Consolidated	36.0%	33.6%	36.0%	34.0%	35.0%	35.3%	36.3%	36.2%		35.9%

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Total	—	—	—	—	—	—	—	—		—

Lower 48
Gain (loss) on asset sales	—	—	94	—	94	86	—	—		86
Income tax provision (benefit)	—	—	(6)	—	(6)	20	—	—		20
Total	—	—	100	—	100	66	—	—		66

Canada
Income tax provision (benefit)¹	—	—	(92)	—	(92)	—	—	—		—
Total	—	—	92	—	92	—	—	—		—

Europe, Middle East and North Africa
Total	—	—	—	—	—	—	—	—		—

Asia Pacific
Income tax provision (benefit)²	—	—	(52)	(203)	(255)	(76)	—	—		(76)
Total	—	—	52	203	255	76	—	—		76

Other International
Total	—	—	—	—	—	—	—	—		—

Corporate and Other
Transaction and integration expenses	—	—	—	—	—	—	—	(28)		(28)
Gain (loss) on CAD FX derivative	—	—	(59)	(73)	(132)	—	—	—		—
Income tax provision (benefit)	—	—	(12)	(15)	(27)	—	—	(6)		(6)
Total	—	—	(47)	(58)	(105)	—	—	(22)		(22)

Total Company	—	—	197	145	342	142	—	(22)		120
¹Includes a tax adjustment in 3Q23 related to closure of an audit.
²Includes a tax adjustment in 3Q23 and 1Q24 related to Malaysia deepwater investment tax incentive and 4Q23 adjustment related to reversal of a tax reserve.

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,974	5,735	8,830	5,635	5,635	5,574	4,294	5,221		5,221
Short-term investments	1,635	1,080	616	971	971	487	1,723	1,571		1,571
Accounts and notes receivable	5,280	4,517	5,658	5,461	5,461	5,444	5,285	4,791		4,791
Accounts and notes receivable—related parties	16	14	13	13	13	14	22	24		24
Inventories	1,258	1,236	1,326	1,398	1,398	1,443	1,447	1,496		1,496
Prepaid expenses and other current assets	953	919	738	852	852	759	963	881		881
Total Current Assets	16,116	13,501	17,181	14,330	14,330	13,721	13,734	13,984		13,984
Investments and long-term receivables	8,197	8,618	8,731	9,130	9,130	9,132	9,304	9,192		9,192
Net properties, plants and equipment	65,090	65,452	65,561	70,044	70,044	69,907	70,226	70,725		70,725
Other assets	2,038	2,034	2,178	2,420	2,420	2,588	2,730	2,798		2,798
Total Assets	91,441	89,605	93,651	95,924	95,924	95,348	95,994	96,699		96,699

Liabilities
Accounts payable	5,078	4,597	5,119	5,083	5,083	5,101	5,065	5,161		5,161
Accounts payable—related parties	22	29	24	34	34	37	91	29		29
Short-term debt	1,317	879	881	1,074	1,074	1,113	1,312	1,314		1,314
Accrued income and other taxes	2,847	1,692	1,919	1,811	1,811	2,116	2,016	2,473		2,473
Employee benefit obligations	420	552	691	774	774	405	516	627		627
Other accruals	1,869	1,799	1,704	1,229	1,229	1,391	1,324	1,161		1,161
Total Current Liabilities	11,553	9,548	10,338	10,005	10,005	10,163	10,324	10,765		10,765
Long-term debt	15,266	15,565	18,182	17,863	17,863	17,304	17,040	16,990		16,990
Asset retirement obligations and accrued environmental costs	6,324	6,357	6,425	7,220	7,220	7,141	7,238	7,337		7,337
Deferred income taxes	7,927	8,038	8,325	8,813	8,813	8,776	8,927	8,986		8,986
Employee benefit obligations	1,007	981	956	1,009	1,009	967	990	945		945
Other liabilities and deferred credits	1,581	1,585	1,680	1,735	1,735	1,672	1,730	1,795		1,795
Total Liabilities	43,658	42,074	45,906	46,645	46,645	46,023	46,249	46,818		46,818

Equity
Common stock issued
Par value	21	21	21	21	21	21	21	21		21
Capital in excess of par	61,100	61,169	61,262	61,303	61,303	61,300	61,381	61,430		61,430
Treasury stock	(61,904)	(63,217)	(64,529)	(65,640)	(65,640)	(66,974)	(68,005)	(69,184)		(69,184)
Accumulated other comprehensive income (loss)	(6,027)	(5,925)	(5,961)	(5,673)	(5,673)	(5,917)	(5,961)	(5,845)		(5,845)
Retained earnings	54,593	55,483	56,952	59,268	59,268	60,895	62,309	63,459		63,459
Total Equity	47,783	47,531	47,745	49,279	49,279	49,325	49,745	49,881		49,881
Total Liabilities and Equity	91,441	89,605	93,651	95,924	95,924	95,348	95,994	96,699		96,699

	2023					2024
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,920	2,232	2,798	3,007	10,957	2,551	2,329	2,059		6,939
Depreciation, depletion and amortization	1,942	2,010	2,095	2,223	8,270	2,211	2,334	2,390		6,935
Impairments	1	—	11	2	14	—	34	—		34
Dry hole costs and leasehold impairments	68	34	49	11	162	19	29	—		48
Accretion on discounted liabilities	68	68	68	79	283	80	80	80		240
Deferred taxes	324	165	264	392	1,145	87	124	38		249
Distributions more (less) than income from equity affiliates	491	161	268	44	964	308	56	181		545
(Gain) loss on dispositions	(93)	1	(108)	(28)	(228)	(93)	5	2		(86)
Other	(35)	28	23	(236)	(220)	(66)	76	(28)		(18)
Net working capital changes	(283)	(845)	(23)	(231)	(1,382)	(112)	(148)	1,041		781
Net Cash Provided by Operating Activities	5,403	3,854	5,445	5,263	19,965	4,985	4,919	5,763		15,667

Cash Flows from Investing Activities
Capital expenditures and investments	(2,897)	(2,923)	(2,545)	(2,883)	(11,248)	(2,916)	(2,969)	(2,916)		(8,801)
Working capital changes associated with investing activities	208	(122)	(261)	205	30	169	4	22		195
Acquisition of businesses, net of cash acquired	—	—	—	(2,724)	(2,724)	49	—	—		49
Proceeds from asset dispositions	188	238	187	19	632	173	5	39		217
Net sales (purchases) of investments	1,065	484	311	(487)	1,373	405	(1,199)	195		(599)
Other	(12)	7	(76)	18	(63)	(21)	8	2		(11)
Net Cash Used in Investing Activities	(1,448)	(2,316)	(2,384)	(5,852)	(12,000)	(2,141)	(4,151)	(2,658)		(8,950)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(43)	(64)	2,651	(136)	2,408	(505)	(58)	(44)		(607)
Issuance of company common stock	(97)	2	38	5	(52)	(61)	4	(9)		(66)
Repurchase of company common stock	(1,700)	(1,300)	(1,300)	(1,100)	(5,400)	(1,325)	(1,021)	(1,167)		(3,513)
Dividends paid	(1,488)	(1,350)	(1,337)	(1,408)	(5,583)	(924)	(915)	(910)		(2,749)
Other	2	(13)	(23)	—	(34)	(10)	(53)	(68)		(131)
Net Cash Used in Financing Activities	(3,326)	(2,725)	29	(2,639)	(8,661)	(2,825)	(2,043)	(2,198)		(7,066)

Effect of Exchange Rate Changes	(104)	(58)	12	51	(99)	(73)	4	41		(28)

Net Change in Cash, Cash Equivalents and Restricted Cash	525	(1,245)	3,102	(3,177)	(795)	(54)	(1,271)	948		(377)
Cash, cash equivalents and restricted cash at beginning of period	6,694	7,219	5,974	9,076	6,694	5,899	5,845	4,574		5,899
Cash, Cash Equivalents and Restricted Cash at End of Period	7,219	5,974	9,076	5,899	5,899	5,845	4,574	5,522		5,522
Restricted cash is included in the "Other assets" line of our Consolidated Balance Sheet.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	406	363	371	565	1,705	720	691	691		2,102

Lower 48	1,704	1,653	1,521	1,609	6,487	1,616	1,649	1,653		4,918

Canada	136	92	117	111	456	152	131	136		419

Europe, Middle East and North Africa	209	358	267	277	1,111	219	227	248		694

Asia Pacific	63	79	103	109	354	45	90	100		235

Other International	—	—	—	—	—	—	—	—		—

Corporate and Other	379	378	166	212	1,135	164	181	88		433
Total Capital Expenditures and Investments	2,897	2,923	2,545	2,883	11,248	2,916	2,969	2,916		8,801
Capitalized interest included in total capital expenditures and investments	26	39	45	43	153	50	58	66		174

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,792	1,805	1,806	1,902	1,826	1,902	1,945	1,917		1,921

Crude Oil (MBD)
Consolidated operations	926	918	914	936	923	928	942	945		938
Equity affiliates	11	13	13	13	13	16	13	12		14
Total	937	931	927	949	936	944	955	957		952

NGL (MBD)
Consolidated operations	264	275	283	293	279	271	287	302		287
Equity affiliates	7	8	8	8	8	8	8	8		8
Total	271	283	291	301	287	279	295	310		295

Bitumen (MBD)
Consolidated operations	69	66	64	125	81	129	133	87		116
Total	69	66	64	125	81	129	133	87		116

Natural Gas (MMCFD)
Consolidated operations	1,922	1,896	1,889	1,954	1,916	2,035	2,123	2,149		2,102
Equity affiliates	1,166	1,251	1,252	1,207	1,219	1,267	1,247	1,232		1,249
Total	3,088	3,147	3,141	3,161	3,135	3,302	3,370	3,381		3,351

Industry Prices
Crude Oil ($/BBL)
WTI	76.13	73.78	82.26	78.32	77.62	76.96	80.57	75.10		77.54
WCS	51.31	58.62	69.36	56.43	58.93	57.57	66.96	61.56		62.03
Brent dated	81.27	78.39	86.76	84.05	82.62	83.24	84.94	80.18		82.79
JCC ($/BBL)	100.49	87.19	84.04	83.08	88.70	92.29	84.19	87.58		88.02
Natural Gas ($/MMBTU)
Henry Hub first of month	3.44	2.09	2.54	2.88	2.74	2.25	1.89	2.15		2.10

Average Realized Prices
Total ($/BOE)	60.86	54.50	60.05	58.21	58.39	56.60	56.56	54.18		55.77

Crude Oil ($/BBL)
Consolidated operations	77.60	74.18	83.22	80.83	78.97	78.67	81.31	76.78		78.90
Equity affiliates	80.97	75.10	78.73	79.23	78.45	76.94	80.34	76.11		77.72
Total	77.65	74.19	83.15	80.80	78.96	78.64	81.30	76.77		78.88

NGL ($/BBL)
Consolidated operations	24.97	20.05	22.52	21.22	22.12	23.35	21.84	21.16		22.07
Equity affiliates	57.71	43.62	39.53	49.59	47.09	52.09	49.83	49.91		50.64
Total	25.84	20.72	23.01	21.97	22.82	24.25	22.60	21.93		22.88

Bitumen ($/BBL)
Consolidated operations	29.49	41.01	57.85	42.34	42.15	44.30	54.59	47.32		48.89
Total	29.49	41.01	57.85	42.34	42.15	44.30	54.59	47.32		48.89

Natural Gas ($/MCF)
Consolidated operations	5.65	2.89	3.29	3.75	3.89	2.91	1.88	1.99		2.25
Equity affiliates	9.95	8.23	7.73	8.03	8.46	8.26	7.98	8.41		8.19
Total	7.30	5.04	5.06	5.41	5.69	5.02	4.22	4.42		4.53

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Exploration Expenses ($ Millions)
Dry holes	49	23	37	—	109	19	25	—		44
Leasehold impairment	19	11	12	11	53	—	4	—		4
Total noncash expenses	68	34	49	11	162	19	29	—		48
Other (G&A, G&G and lease rentals)	70	49	43	74	236	93	73	70		236
Total exploration expenses	138	83	92	85	398	112	102	70		284

U.S. exploration expenses	108	51	29	37	225	66	42	22		130
International exploration expenses	30	32	63	48	173	46	60	48		154

DD&A ($ Millions)
Alaska	260	267	259	275	1,061	324	321	309		954
Lower 48	1,319	1,407	1,489	1,507	5,722	1,432	1,557	1,640		4,629
Canada	91	84	89	156	420	158	166	147		471
Europe, Middle East and North Africa	153	139	134	161	587	180	175	189		544
Asia Pacific	113	108	117	117	455	110	107	97		314
Other International	—	—	—	—	—	—	—	—		—
Corporate and Other	6	5	7	7	25	7	8	8		23
Total DD&A	1,942	2,010	2,095	2,223	8,270	2,211	2,334	2,390		6,935

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	179	176	165	174	173	180	170	162		171
Lower 48	561	565	572	576	569	553	575	603		577
Canada	6	6	8	15	9	18	17	15		17
Norway	70	65	60	63	64	68	68	70		68
Libya	47	48	48	48	48	50	51	40		47
Europe, Middle East and North Africa	117	113	108	111	112	118	119	110		115
China	34	32	31	31	32	32	34	34		33
Malaysia	29	26	30	29	28	27	27	21		25
Asia Pacific	63	58	61	60	60	59	61	55		58
Total consolidated operations	926	918	914	936	923	928	942	945		938
Equity affiliates	11	13	13	13	13	16	13	12		14
Total	937	931	927	949	936	944	955	957		952

NGL (MBD)
Consolidated operations
Alaska	18	16	14	15	16	14	14	14		14
Lower 48	239	252	263	269	256	247	264	278		263
Canada	3	3	3	5	3	6	6	7		6
Norway	4	4	3	4	4	4	3	3		4
Europe, Middle East and North Africa	4	4	3	4	4	4	3	3		4
Total consolidated operations	264	275	283	293	279	271	287	302		287
Equity affiliates	7	8	8	8	8	8	8	8		8
Total	271	283	291	301	287	279	295	310		295

Bitumen (MBD)
Canada	69	66	64	125	81	129	133	87		116
Total	69	66	64	125	81	129	133	87		116

Natural Gas (MMCFD)
Consolidated operations
Alaska	42	34	36	39	38	42	36	37		38
Lower 48	1,418	1,478	1,490	1,440	1,457	1,479	1,597	1,596		1,557
Canada	64	58	57	82	65	100	121	121		114
Norway	313	256	235	313	279	329	301	323		318
Libya	29	30	29	29	29	29	27	28		28
Europe, Middle East and North Africa	342	286	264	342	308	358	328	351		346
Malaysia	56	40	42	51	48	56	41	44		47
Asia Pacific	56	40	42	51	48	56	41	44		47
Total consolidated operations	1,922	1,896	1,889	1,954	1,916	2,035	2,123	2,149		2,102
Equity affiliates	1,166	1,251	1,252	1,207	1,219	1,267	1,247	1,232		1,249
Total	3,088	3,147	3,141	3,161	3,135	3,302	3,370	3,381		3,351

Total (MBOED)
Consolidated operations
Alaska	204	198	185	195	195	201	190	182		191
Lower 48	1,036	1,063	1,083	1,086	1,067	1,046	1,105	1,147		1,099
Canada	89	85	85	158	104	170	176	129		158
Norway	126	112	102	119	115	127	121	127		125
Libya	52	53	53	53	53	55	56	44		52
Europe, Middle East and North Africa	178	165	155	172	168	182	177	171		177
China	34	32	31	31	32	32	34	34		33
Malaysia	38	33	37	38	36	36	34	28		33
Asia Pacific	72	65	68	69	68	68	68	62		66
Total consolidated operations	1,579	1,576	1,576	1,680	1,602	1,667	1,716	1,691		1,691
Equity affiliates	213	229	230	222	224	235	229	226		230
Total	1,792	1,805	1,806	1,902	1,826	1,902	1,945	1,917		1,921

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	82.22	76.09	86.98	87.25	83.05	83.59	86.44	81.32		83.89
Lower 48	74.36	72.06	80.75	77.43	76.19	75.51	78.72	74.73		76.29
Canada	65.07	59.40	70.83	66.32	66.19	64.40	68.90	61.99		65.09
Norway	85.34	80.39	87.27	85.35	84.56	85.36	83.96	79.75		82.83
Libya	80.41	78.65	87.74	85.92	83.07	84.11	85.44	83.48		84.41
Europe, Middle East and North Africa	83.52	79.64	87.45	85.60	83.96	84.83	84.62	80.88		83.45
China	76.93	75.27	84.71	84.53	80.35	80.59	82.16	77.78		80.14
Malaysia	89.99	83.92	92.63	92.64	90.11	89.40	91.70	85.13		88.91
Asia Pacific	83.50	78.64	89.10	87.47	84.79	85.05	86.47	80.84		84.15
Total consolidated operations	77.60	74.18	83.22	80.83	78.97	78.67	81.31	76.78		78.90
Equity affiliates	80.97	75.10	78.73	79.23	78.45	76.94	80.34	76.11		77.72
Total	77.65	74.19	83.15	80.80	78.96	78.64	81.30	76.77		78.88

NGL ($/BBL)
Consolidated operations
Lower 48	24.58	19.61	22.03	20.93	21.73	22.67	21.57	20.64		21.58
Canada	29.02	17.11	26.26	30.28	26.13	35.47	27.01	28.11		30.13
Norway	47.91	37.06	43.08	38.48	41.13	46.32	39.60	46.08		44.81
Europe, Middle East and North Africa	47.91	37.06	43.08	38.48	41.13	46.32	39.60	46.08		44.81
Total consolidated operations	24.97	20.05	22.52	21.22	22.12	23.35	21.84	21.16		22.07
Equity affiliates	57.71	43.62	39.53	49.59	47.09	52.09	49.83	49.91		50.64
Total	25.84	20.72	23.01	21.97	22.82	24.25	22.60	21.93		22.88

Bitumen ($/BBL)
Canada	29.49	41.01	57.85	42.34	42.15	44.30	54.59	47.32		48.89
Total	29.49	41.01	57.85	42.34	42.15	44.30	54.59	47.32		48.89

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.58	4.38	4.40	4.48	4.47	3.91	4.03	3.98		3.97
Lower 48	2.92	1.43	2.24	1.93	2.12	1.57	0.32	0.18		0.67
Canada	4.64	0.56	0.67	1.27	1.80	1.01	0.36	0.10		0.46
Norway	18.04	11.32	10.07	12.70	13.33	9.02	9.89	11.19		10.02
Libya	7.67	6.67	5.86	5.78	6.49	6.39	6.23	6.05		6.22
Europe, Middle East and North Africa	17.18	10.83	9.61	12.12	12.68	8.81	9.59	10.76		9.71
Malaysia	4.30	4.10	3.77	3.60	3.95	3.68	3.98	3.62		3.75
Asia Pacific	4.30	4.10	3.77	3.60	3.95	3.68	3.98	3.62		3.75
Total consolidated operations	5.65	2.89	3.29	3.75	3.89	2.91	1.88	1.99		2.25
Equity affiliates	9.95	8.23	7.73	8.03	8.46	8.26	7.98	8.41		8.19
Total	7.30	5.04	5.06	5.41	5.69	5.02	4.22	4.42		4.53

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(242)	(49)	(333)	(197)	(821)	(171)	(249)	(228)		(648)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(90)	(86)	(91)	(93)	(360)	(93)	(89)	(79)		(261)
Corporate G&A expenses	(90)	(96)	(87)	(84)	(357)	(105)	(78)	(99)		(282)
Technology*	6	(11)	(14)	(15)	(34)	(24)	(44)	(32)		(100)
Other	(68)	144	(141)	(5)	(70)	51	(38)	(18)		(5)
Total	(242)	(49)	(333)	(197)	(821)	(171)	(249)	(228)		(648)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(214)	(218)	(239)	(262)	(933)	(255)	(256)	(255)		(766)
Capitalized interest*	26	39	45	43	153	50	58	66		174
Interest revenue	95	97	110	101	403	101	95	105		301
Total	(93)	(82)	(84)	(118)	(377)	(104)	(103)	(84)		(291)
*Capitalized interest represents interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	16,583	16,444	19,063	18,937	18,937	18,417	18,352	18,304		18,304
Debt-to-capital ratio (%)	26%	26%	29%	28%	28%	27%	27%	27%		27%

Equity ($ Millions)	47,783	47,531	47,745	49,279	49,279	49,325	49,745	49,881		49,881

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGLs	Natural Gas Liquids
WCS	Western Canadian Select
WTI	West Texas Intermediate

Units of Measurement
BBL	Barrel
BOE	Barrel of Oil Equivalent
MMBBL	Million of Barrels
MBD	Thousand of Barrels per Day
MBOED	Thousand of Barrels of Oil Equivalent per Day
MCF	Thousand Cubic Feet
MMBTU	Million British Thermal Units
MMCFD	Million Cubic Feet per Day